UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. )

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Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

indie Semiconductor, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

INDIE SEMICONDUCTOR, INC. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 13, 2024 at 8:00 a.m., Pacific Time The Annual Meeting will be held virtually, by means of remote communications. In order to attend the meeting, you must register at www.viewproxy.com/indi/2024 by June 11, 2024 at 5:00 p.m., Pacific Time. This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report to Stockholders are available at www.viewproxy.com/indi/2024. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 11, 2024 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE VIRTUAL ANNUAL MEETING AND VOTE DURING THE MEETING To the Stockholders of INDIE SEMICONDUCTOR, INC., Notice is hereby given that the Annual Meeting of Stockholders of INDIE SEMICONDUCTOR, INC., will be held June 13, 2024 at 8:00 a.m., Pacific Time. The Annual Meeting will be held virtually, by means of remote communications. In order to attend the meeting, you must register at www.viewproxy.com/indi/2024 by June 11, 2024 at 5:00 p.m., Pacific Time. 1. To elect two Class III directors for terms expiring at the 2027 Annual Meeting of Stockholders. (1) David Aldrich (2) Donald McClymont 2. To approve, on an advisory basis, the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers. 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement. 4. To approve an amendment to the 2021 Omnibus Equity Incentive Plan to increase the number of shares of Class A Common Stock reserved for issuance thereunder by 7,000,000 shares. 5. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. The Board of Directors recommends that you vote FOR the listed Nominees, “ONE YEAR” for Proposal 2, and FOR Proposals 3, 4, and 5. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this annual meeting and future meetings may be requested by one of the following methods: To view your proxy materials online, go to www.viewproxy.com/indi/2024. Have your 11-digit control number (located below) available when you access the website and follow the instructions. 877-777-2857 TOLL FREE requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. You must use the 11-digit control number located in the box below. VIRTUAL CONTROL NUMBER INTERNET TELEPHONE E-MAIL

INDIE SEMICONDUCTOR, INC. The following proxy materials are available to you to review at: www.viewproxy.com/indi/2024 Proxy Statement 2024/Annual Report 2023 ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request a hard copy. You may vote your proxy when you view the material on the Internet. You will be asked to follow the prompts to vote your shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone, please call 1-877-777-2857 or By logging onto www.viewproxy.com/indi/2024 or By e-mail at: requests@viewproxy.com Please include the company name and your control number in the subject line.